UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  9/30/2014

Item 1.  Reports to Stockholders.

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OPPENHEIMER

# LIMITED-TERM GOVERNMENT FUND

ANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Government Bond Index	Barclays U.S. 1-3 Year Government Bond Index
1-Year	1.04%	-1.23%	2.28%	0.52%
5-Year	2.27	1.81	3.11	1.07
10-Year	2.31	2.08	4.15	2.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 1.04% during the reporting period. On a relative basis, the Fund’s benchmarks, the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index, returned 2.28% and 0.52%, respectively.

MARKET OVERVIEW

Over the first three months of the reporting period, risk markets generally rallied as central banks throughout the world maintained their accommodative policies. In the U.S., the Federal Reserve (the “Fed”) maintained its open-ended quantitative easing program involving monthly bond purchases of $85 billion. In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the Fed’s much anticipated tapering of the program. As the market gained clarity on when the Fed would eventually begin tapering, the yield on the

10-year Treasury Note backed up sharply, rising in 2013 to end the year above 3%.

Markets experienced bouts of volatility year to date in 2014. At the start of 2014, unusually cold weather in parts of the U.S. contributed to a 2.1% domestic economic contraction over the first quarter, economic data began to weaken and the Fed announced another $10 billion reduction in monthly bond purchases at its second consecutive meeting. Investors reacted strongly as volatility spiked into early February. Risk markets then rebounded as U.S. economic data released in the second

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

quarter was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later estimated that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

Over the third quarter of 2014, domestic and international credit assets sold off given financial stability comments regarding the high yield and leveraged loan markets from the Fed’s Chairperson Janet Yellen and increased global tensions affected investors’ appetite for risk in the fixed income markets. The Middle East continued to be a source of global unrest during the quarter as U.S. intervention in Syria and Iraq came to the forefront. Russia’s increased involvement in Ukraine led to additional sanctions from Western governments and heightened the sensitivity of financial markets to risks posed by geopolitical unrest.

Against this backdrop the 10-year U.S. Treasury rallied year to date in 2014 as the yield on the benchmark note dropped to 2.49% as of the reporting period’s end. The Treasury curve flattened in 2014 as a strong bid pushed up prices on the 30-year bond as well as the 10-year note, although to a lesser degree. These moves can largely be attributed to anticipation by the financial markets that the Fed may move short-term rates higher at some point during 2015. Although, it is certainly worth noting that the Fed maintained its current forward guidance for interest rates by keeping the “considerable time after the asset purchase program ends” language in its official statement regarding their current zero interest rate policy. Janet Yellen also allayed fears by reiterating that any moves would ultimately be “data dependent” and not based on calendar projections. The last consumer price index (CPI) news release of the reporting period showed the annual inflation rate at 1.7% for the year ended September 30, 2014, which would indicate that inflation pressures are not heating up to any great extent in the U.S. economy. In addition, it will be difficult for inflation to gain traction while real wages remain depressed and there is plenty of slack in the economy as the labor participation rate is at lows last seen in 1978.

FUND REVIEW

The Fund remained most heavily invested in mortgage-backed securities (“MBS”) throughout the reporting period. This allocation, which consisted primarily of government agency MBS, with a smaller allocation to non-agency MBS, benefited the Fund’s performance. However, it is important to note that MBS are sensitive to upward moves in interest rates as the duration of these securities tends to extend in such an environment. In response, as mentioned in our semiannual report, we reduced our allocation to 30-year mortgages in favor of 15-year mortgages and also moved to higher coupon securities in an attempt to decrease

4      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the impact of interest rate risks. This contributed positively to performance during the reporting period as 30-year mortgages underperformed 15-year mortgages. We believe these changes may help combat interest rate risk, but we continue to monitor the sector. Modest positions in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) also contributed positively to performance.

We also significantly reduced our allocation in agency debt and moved those assets into U.S. Treasuries to maintain liquidity in the Fund. Our U.S. Treasury position minimally detracted from performance this reporting period, while our position in agency debt contributed slightly to positive performance.

STRATEGY & OUTLOOK

Despite the recent tapering by the Fed, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. Our expectation continues to be slow to moderate growth for the rest of the year. In such an environment, we remain focused on seeking to combine the conservative profile of short-term government bonds with more competitive yields, without taking on undue risks.

Peter A. Strzalkowski, CFA Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	43.3%
Non-Agency	6.2
U.S. Government Obligations	43.9
Short-Term Notes	3.5
Asset-Backed Securities	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	90.9%
AA	0.7
A	2.9
BBB	4.8
BB	0.3
CCC	0.1
Unrated	0.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 30, 2014, and are subject to change. Except for securities labeled “Unrated” and for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	1.04%	2.27%	2.31%
Class B (OGSBX)	5/3/93	0.24%	1.45%	1.86%
Class C (OLTCX)	2/1/95	0.24%	1.48%	1.53%
Class I (OLTIX)	12/28/12	1.38%	0.62%*	N/A
Class R (OLTNX)	3/1/01	0.74%	1.98%	2.04%
Class Y (OLTYX)	1/26/98	1.78%	2.63%	2.60%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14
	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	-1.23%	1.81%	2.08%
Class B (OGSBX)	5/3/93	-3.73%	1.27%	1.86%
Class C (OLTCX)	2/1/95	-0.75%	1.48%	1.53%
Class I (OLTIX)	12/28/12	1.38%	0.62%*	N/A
Class R (OLTNX)	3/1/01	-0.25%	1.98%	2.04%
Class Y (OLTYX)	1/26/98	1.78%	2.63%	2.60%
* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/14
Class A	1.54%
Class B	0.78
Class C	0.78
Class I	1.90
Class R	1.28
Class Y	1.87

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were

7      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

Standardized yield is based on net investment income for the 30-day period ended 9/30/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Barclays U.S. Government Bond Index and the Barclays U.S. 1-3 Year Government Bond Index. The Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$1,000.00	$1,005.40	$4.03
Class B	1,000.00	1,001.30	8.06
Class C	1,000.00	1,001.40	8.06
Class I	1,000.00	1,007.00	2.37
Class R	1,000.00	1,003.90	5.54
Class Y	1,000.00	1,006.90	2.52

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.06	4.06
Class B	1,000.00	1,017.05	8.12
Class C	1,000.00	1,017.05	8.12
Class I	1,000.00	1,022.71	2.39
Class R	1,000.00	1,019.55	5.58
Class Y	1,000.00	1,022.56	2.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.47
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2014

	Principal Amount	Value

Asset-Backed Securities—3.5%

American Credit Acceptance Receivables Trust:
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	$840,000	$847,154
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	1,250,000	1,250,351
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	2,670,000	2,694,926

AmeriCredit Automobile Receivables Trust:
Series 2010-4, Cl. E, 6.40%, 4/9/18[1]	250,000	256,823
Series 2013-1, Cl. D, 2.09%, 2/8/19	1,740,000	1,737,451
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,445,000	1,446,379

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000	2,116,412

Capital Auto Receivables Asset Trust, Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000	966,765

Capital Auto Receivables Asset Trust/Ally Financial, Inc., Series 2014-3, Cl. D, 3.14%, 2/20/20	1,440,000	1,435,369

CPS Auto Receivables Trust, Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	2,750,000	2,751,460

Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/221	1,445,000	1,447,027

DT Auto Owner Trust:
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	1,560,000	1,587,547
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,920,000	4,019,564
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000	3,259,160
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,660,000	4,642,320

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	65,000	66,172
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	3,710,000	3,835,127
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000	1,015,304

First Investors Auto Owner Trust:
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,505,000	1,523,422
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,128,628

New Residential Advance Receivables Trust, Series 2014-T1, Cl. B1, 1.671%, 3/15/45[1]	1,565,000	1,565,791

Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,534,871
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,675,967

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,245,000	1,247,963

Westlake Automobile Receivables Trust, Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,405,000	1,403,737

Total Asset-Backed Securities (Cost $46,103,160)		46,455,690

Mortgage-Backed Obligations—55.9%

Government Agency—48.9%

FHLMC/FNMA/FHLB/Sponsored—47.6%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	74,108	78,221
5.50%, 4/1/18	775,858	821,074
6.00%, 5/1/18-10/1/29	3,875,879	4,301,664
6.50%, 4/1/18-4/1/34	2,320,980	2,623,144
7.00%, 8/1/16-10/1/37	1,469,935	1,688,188
7.50%, 1/1/32-9/1/33	4,145,793	4,889,719

11      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp. Gold Pool: (Continued)
8.00%, 4/1/16	$117,283	$119,733
8.50%, 3/1/31	147,576	178,787
9.00%, 8/1/22-5/1/25	103,208	114,034
10.00%, 8/1/21	35,781	36,483
11.50%, 6/1/20-11/17/20	5,628	5,668
12.00%, 6/1/15	342	344
12.50%, 7/1/19	453	458

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	21,954	24,636

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 6.428%, 2/1/28[2]	206,370	49,502
Series 205, Cl. IO, 13.089%, 9/1/29[2]	1,401,824	301,182
Series 206, Cl. IO, 0.00%, 12/1/29[2],[3]	80,369	16,459
Series 243, Cl. 6, 0.00%, 12/15/32[2],[3]	526,421	102,328

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	17,958,898	18,128,969

Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K716, Cl. A1, 2.413%, 1/25/21	4,392,000	4,475,246

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.119%, 12/1/31[4]	327,915	296,626
Series 219, Cl. PO, 13.203%, 3/1/32[4]	976,781	883,493

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 0.804%, 6/15/21[5]	4,560	4,610
Series 151, Cl. F, 9.00%, 5/15/21	17,145	18,889
Series 1695, Cl. F, 2.046%, 3/15/24[5]	1,163,416	1,203,421
Series 2035, Cl. PC, 6.95%, 3/15/28	766,401	882,956
Series 2084, Cl. ZC, 6.50%, 8/15/28	413,498	467,234
Series 2116, Cl. ZA, 6.00%, 1/15/29	539,526	594,771
Series 2122, Cl. FD, 0.504%, 2/15/29[5]	626,871	631,656
Series 2132, Cl. FN, 1.055%, 3/15/29[5]	841,703	863,980
Series 2148, Cl. ZA, 6.00%, 4/15/29	932,749	1,027,257
Series 2195, Cl. LH, 6.50%, 10/15/29	1,420,378	1,583,862
Series 2220, Cl. PD, 8.00%, 3/15/30	227,247	262,715
Series 2281, Cl. Z, 6.50%, 2/15/31	1,874,869	2,098,430
Series 2319, Cl. BZ, 6.50%, 5/15/31	3,030,023	3,469,240
Series 2326, Cl. ZP, 6.50%, 6/15/31	629,922	706,602
Series 2344, Cl. FP, 1.104%, 8/15/31[5]	448,239	461,786
Series 2368, Cl. TG, 6.00%, 10/15/16	37,772	38,939
Series 2392, Cl. FB, 0.754%, 1/15/29[5]	140,946	143,329
Series 2396, Cl. FE, 0.754%, 12/15/31[5]	260,160	264,459
Series 2401, Cl. FA, 0.804%, 7/15/29[5]	199,983	203,574
Series 2427, Cl. ZM, 6.50%, 3/15/32	139,639	156,963
Series 2464, Cl. FI, 1.154%, 2/15/32[5]	283,691	292,531
Series 2470, Cl. LF, 1.154%, 2/15/32[5]	290,240	299,284
Series 2471, Cl. FD, 1.154%, 3/15/32[5]	428,834	442,293
Series 2481, Cl. AF, 0.704%, 3/15/32[5]	250,478	254,229
Series 2500, Cl. FD, 0.654%, 3/15/32[5]	419,996	426,010
Series 2504, Cl. FP, 0.654%, 3/15/32[5]	487,581	493,970
Series 2526, Cl. FE, 0.554%, 6/15/29[5]	498,531	503,678
Series 2530, Cl. FD, 0.654%, 2/15/32[5]	565,631	572,941
Series 2538, Cl. F, 0.754%, 12/15/32[5]	64,124	65,112
Series 2550, Cl. FI, 0.504%, 11/15/32[5]	244,416	245,753

12      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2551, Cl. FD, 0.554%, 1/15/33[5]	$463,642	$468,082
Series 2627, Cl. KM, 4.50%, 6/15/18	911,727	955,591
Series 2630, Cl. MB, 4.50%, 6/15/18	1,092,406	1,148,419
Series 2635, Cl. AG, 3.50%, 5/15/32	3,041,025	3,169,966
Series 2668, Cl. AZ, 4.00%, 9/15/18	406,619	423,936
Series 2676, Cl. KY, 5.00%, 9/15/23	1,642,929	1,784,549
Series 2707, Cl. QE, 4.50%, 11/15/18	2,474,488	2,614,992
Series 2708, Cl. N, 4.00%, 11/15/18	2,306,991	2,405,375
Series 2770, Cl. TW, 4.50%, 3/15/19	7,073,333	7,507,940
Series 2843, Cl. BC, 5.00%, 8/15/19	1,080,845	1,147,017
Series 3013, Cl. GA, 5.00%, 6/15/34	913,785	932,997
Series 3025, Cl. SJ, 24.187%, 8/15/35[5]	148,010	213,905
Series 3134, Cl. FA, 0.454%, 3/15/36[5]	8,811,190	8,831,628
Series 3342, Cl. FT, 0.604%, 7/15/37[5]	1,995,168	2,009,553
Series 3465, Cl. HA, 4.00%, 7/15/17	126,048	127,735
Series 3617, Cl. DC, 4.00%, 7/15/27	455,487	458,461
Series 3645, Cl. EH, 3.00%, 12/15/20	7,211,525	7,455,318
Series 3647, Cl. BD, 3.00%, 12/15/19	9,228,489	9,376,034
Series 3659, Cl. DE, 2.00%, 3/15/19	2,103,077	2,137,538
Series 3741, Cl. PA, 2.15%, 2/15/35	5,973,088	6,096,698
Series 3804, Cl. WJ, 3.50%, 3/15/39	8,288,434	8,584,845
Series 3805, Cl. AK, 3.50%, 4/15/24	764,081	795,426
Series 3815, Cl. BD, 3.00%, 10/15/20	853,395	877,548
Series 3822, Cl. JA, 5.00%, 6/15/40	415,393	441,572
Series 3840, Cl. CA, 2.00%, 9/15/18	638,940	649,410
Series 3848, Cl. WL, 4.00%, 4/15/40	4,262,544	4,389,037
Series 3857, Cl. GL, 3.00%, 5/15/40	3,917,787	4,009,479
Series 3887, Cl. NC, 3.00%, 7/15/26	1,294,688	1,323,245
Series 3917, Cl. BA, 4.00%, 6/15/38	2,094,976	2,178,430
Series 3935, Cl. NA, 3.50%, 10/15/26	8,482,856	8,946,054
Series 4109, Cl. KD, 3.00%, 5/15/32	4,252,800	4,373,890
Series 4221, Cl. HJ, 1.50%, 7/15/23	7,020,761	7,025,851

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 49.48%, 7/17/28[2]	322,822	73,311
Series 2079, Cl. S, 2.975%, 7/17/28[2]	588,765	137,503
Series 2493, Cl. S, 47.427%, 9/15/29[2]	371,965	93,527
Series 2526, Cl. SE, 26.639%, 6/15/29[2]	688,782	173,249
Series 2795, Cl. SH, 9.911%, 3/15/24[2]	4,848,007	687,310
Series 2796, Cl. SD, 51.098%, 7/15/26[2]	162,785	29,329
Series 2835, Cl. BS, 0.00%, 12/15/28[2],[3]	1,169,883	22,729
Series 2920, Cl. S, 53.751%, 1/15/35[2]	3,674,779	720,190
Series 2922, Cl. SE, 6.638%, 2/15/35[2]	628,234	135,138
Series 3201, Cl. SG, 3.49%, 8/15/36[2]	1,243,651	201,111
Series 3397, Cl. GS, 15.451%, 12/15/37[2]	88,374	15,172
Series 3424, Cl. EI, 10.158%, 4/15/38[2]	257,404	33,427
Series 3450, Cl. BI, 10.174%, 5/15/38[2]	4,198,706	556,569
Series 3606, Cl. SN, 2.369%, 12/15/39[2]	1,166,454	179,078

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 0.654%, 5/15/36[5]	4,563,356	4,608,980

13      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn.:
2.50%, 10/25/29[6]	$10,800,000	$10,861,594
3.00%, 10/1/29[6]	1,575,000	1,622,373
4.00%, 10/1/44[6]	92,240,000	97,210,872
4.50%, 10/25/29-10/1/44[6]	59,278,000	63,721,970

Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-8/1/40	34,971,373	36,776,896
4.50%, 9/1/18-8/1/26	8,465,862	8,968,297
5.00%, 2/1/18-7/1/22	13,136,232	13,880,463
5.50%, 9/1/19-5/1/24	7,684,516	8,217,336
6.00%, 3/1/17-2/1/40	9,157,325	10,240,053
6.50%, 6/1/17-1/1/34	11,430,392	12,983,923
7.00%, 3/1/15-2/1/36	7,740,940	9,008,804
7.50%, 2/1/27-8/1/33	10,444,340	12,121,136
8.00%, 6/1/17	183	193
8.50%, 7/1/32	66,521	76,957
9.00%, 8/1/19	3,839	4,215
9.50%, 11/1/21	2,422	2,646
11.00%, 11/1/15-7/20/19	49,524	50,039
11.25%, 2/15/16	4,262	4,286
11.50%, 7/15/19	124	124
12.00%, 5/1/16	188	190
12.50%, 8/1/15-12/1/15	1,088	1,098
13.00%, 8/15/15-12/1/15	1,478	1,490

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 37.206%, 5/25/23[2]	959,796	172,048
Series 254, Cl. 2, 33.209%, 1/25/24[2]	1,240,004	197,982
Series 294, Cl. 2, 13.855%, 2/25/28[2]	1,390,903	262,274
Series 301, Cl. 2, 0.00%, 4/25/292,[3]	574,085	109,019
Series 321, Cl. 2, 15.321%, 4/25/32[2]	3,354,588	646,383
Series 324, Cl. 2, 0.00%, 7/25/32[2,3]	1,157,942	223,474
Series 331, Cl. 10, 18.111%, 2/25/33[2]	1,705,836	414,228
Series 331, Cl. 4, 0.00%, 2/25/33[2,3]	1,340,891	309,908
Series 331, Cl. 5, 9.11%, 2/25/33[2]	1,958,378	449,304
Series 331, Cl. 6, 1.986%, 2/25/33[2]	1,922,259	438,747
Series 334, Cl. 10, 4.484%, 2/25/33[2]	772,352	174,066
Series 339, Cl. 15, 1.897%, 10/25/33[2]	684,175	145,109
Series 339, Cl. 7, 0.00%, 11/25/33[2,3]	1,323,947	260,275
Series 351, Cl. 8, 0.00%, 4/25/34[2,3]	1,322,978	239,123
Series 356, Cl. 10, 0.00%, 6/25/35[2,3]	993,872	181,211
Series 356, Cl. 12, 0.00%, 2/25/35[2,3]	486,343	89,081
Series 362, Cl. 13, 0.00%, 8/25/35[2,3]	1,361,266	239,595
Series 364, Cl. 15, 0.00%, 9/25/35[2,3]	723,138	132,121

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 12.112%, 9/25/32[4]	243,099	221,611

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	19,665	21,382
Series 1991-109, Cl. Z, 8.50%, 9/25/21	11,991	13,622
Series 1997-16, Cl. PD, 7.00%, 3/18/27	1,309,648	1,489,209
Series 1998-59, Cl. Z, 6.50%, 10/25/28	120,939	132,747
Series 1999-54, Cl. LH, 6.50%, 11/25/29	713,629	787,671
Series 2001-69, Cl. PF, 1.155%, 12/25/31[5]	674,708	695,867

14      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2002-12, Cl. PG, 6.00%, 3/25/17	$1,426,218	$1,489,043
Series 2002-19, Cl. PE, 6.00%, 4/25/17	94,894	98,312
Series 2002-29, Cl. F, 1.155%, 4/25/32[5]	300,569	309,987
Series 2002-39, Cl. FD, 1.154%, 3/18/32[5]	596,255	615,907
Series 2002-52, Cl. FD, 0.655%, 9/25/32[5]	497,075	504,160
Series 2002-53, Cl. FY, 0.655%, 8/25/32[5]	368,058	372,796
Series 2002-64, Cl. FJ, 1.155%, 4/25/32[5]	92,630	95,533
Series 2002-65, Cl. FB, 1.155%, 7/25/32[5]	561,344	578,948
Series 2002-68, Cl. FH, 0.654%, 10/18/32[5]	183,245	185,727
Series 2002-77, Cl. TF, 1.154%, 12/18/32[5]	1,201,343	1,238,995
Series 2002-82, Cl. FE, 1.155%, 12/25/32[5]	533,833	550,514
Series 2002-9, Cl. PC, 6.00%, 3/25/17	789,396	827,165
Series 2002-90, Cl. FJ, 0.655%, 9/25/32[5]	201,149	203,741
Series 2002-90, Cl. FM, 0.655%, 9/25/32[5]	193,412	195,905
Series 2003-100, Cl. PA, 5.00%, 10/25/18	7,627,081	8,096,875
Series 2003-112, Cl. AN, 4.00%, 11/25/18	1,533,655	1,604,749
Series 2003-116, Cl. FA, 0.555%, 11/25/33[5]	323,606	325,826
Series 2003-119, Cl. FK, 0.655%, 5/25/18[5]	2,618,461	2,635,139
Series 2003-130, Cl. CS, 13.791%, 12/25/33[5]	728,875	854,010
Series 2003-21, Cl. FK, 0.555%, 3/25/33[5]	37,219	37,409
Series 2003-26, Cl. XF, 0.605%, 3/25/23[5]	1,228,535	1,234,699
Series 2003-44, Cl. CB, 4.25%, 3/25/33	370,866	381,885
Series 2003-45, Cl. AB, 3.75%, 5/25/33	17,673	17,714
Series 2003-84, Cl. GE, 4.50%, 9/25/18	1,253,614	1,316,044
Series 2004-101, Cl. BG, 5.00%, 1/25/20	1,445,860	1,501,485
Series 2004-25, Cl. PC, 5.50%, 1/25/34	1,114,151	1,183,989
Series 2004-29, Cl. QG, 4.50%, 12/25/32	1,415,833	1,443,552
Series 2004-72, Cl. FB, 0.655%, 9/25/34[5]	3,197,088	3,242,339
Series 2005-109, Cl. AH, 5.50%, 12/25/25	6,638,407	7,262,729
Series 2005-45, Cl. XA, 0.495%, 6/25/35[5]	4,029,433	4,051,764
Series 2005-5, Cl. AB, 5.00%, 4/25/32	413,262	417,459
Series 2005-67, Cl. BF, 0.505%, 8/25/35[5]	1,817,533	1,831,257
Series 2005-85, Cl. FA, 0.505%, 10/25/35[5]	3,731,325	3,758,032
Series 2006-11, Cl. PS, 24.00%, 3/25/36[5]	627,510	947,464
Series 2006-46, Cl. SW, 23.633%, 6/25/36[5]	582,251	823,943
Series 2006-50, Cl. KS, 23.634%, 6/25/36[5]	480,114	691,368
Series 2006-50, Cl. SK, 23.634%, 6/25/36[5]	144,511	205,094
Series 2007-79, Cl. FA, 0.605%, 8/25/37[5]	1,294,670	1,305,984
Series 2008-14, Cl. BA, 4.25%, 3/25/23	1,618,942	1,694,576
Series 2008-24, Cl. DY, 5.00%, 4/25/23	1,328,455	1,402,741
Series 2008-75, Cl. DB, 4.50%, 9/25/23	3,990,385	4,194,274
Series 2009-113, Cl. DB, 3.00%, 12/25/20	14,446,131	14,892,415
Series 2009-114, Cl. AC, 2.50%, 12/25/23	825,606	841,167
Series 2009-36, Cl. FA, 1.095%, 6/25/37[5]	8,239,130	8,449,463
Series 2009-37, Cl. HA, 4.00%, 4/25/19	2,169,637	2,261,139
Series 2009-70, Cl. NT, 4.00%, 8/25/19	1,420,923	1,478,791
Series 2009-70, Cl. TL, 4.00%, 8/25/19	6,941,364	7,224,058
Series 2010-37, Cl. NG, 4.00%, 1/25/28	2,472,874	2,510,262
Series 2010-43, Cl. KG, 3.00%, 1/25/21	1,625,313	1,680,370
Series 2011-104, Cl. MA, 2.50%, 10/25/26	961,090	968,107
Series 2011-122, Cl. EC, 1.50%, 1/25/20	9,203,735	9,279,556

15      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-15, Cl. DA, 4.00%, 3/25/41	$3,313,917	$3,453,176
Series 2011-3, Cl. EL, 3.00%, 5/25/20	24,054,105	24,798,075
Series 2011-3, Cl. KA, 5.00%, 4/25/40	3,528,149	3,794,888
Series 2011-38, Cl. AH, 2.75%, 5/25/20	694,901	713,951
Series 2011-44, Cl. EA, 3.00%, 6/25/24	1,146,167	1,198,724
Series 2011-45, Cl. NG, 3.00%, 3/25/25	804,381	833,650
Series 2011-45, Cl. TE, 3.00%, 3/25/25	1,435,441	1,486,544
Series 2011-6, Cl. BA, 2.75%, 6/25/20	2,624,070	2,701,856
Series 2011-69, Cl. EA, 3.00%, 11/25/29	3,069,269	3,129,907
Series 2011-82, Cl. AD, 4.00%, 8/25/26	4,795,668	5,015,516
Series 2011-88, Cl. AB, 2.50%, 9/25/26	1,424,030	1,456,908
Series 2012-20, Cl. FD, 0.555%, 3/25/42[5]	1,471,139	1,478,004

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 28.085%, 12/18/31[2]	510,706	118,882
Series 2001-68, Cl. SC, 19.539%, 11/25/31[2]	421,935	105,071
Series 2001-81, Cl. S, 26.238%, 1/25/32[2]	319,098	69,766
Series 2002-28, Cl. SA, 35.508%, 4/25/32[2]	321,961	79,022
Series 2002-38, Cl. SO, 45.117%, 4/25/32[2]	539,294	119,244
Series 2002-39, Cl. SD, 35.256%, 3/18/32[2]	578,682	128,411
Series 2002-48, Cl. S, 31.12%, 7/25/32[2]	521,196	124,359
Series 2002-52, Cl. SD, 32.939%, 9/25/32[2]	497,075	122,045
Series 2002-52, Cl. SL, 33.507%, 9/25/32[2]	336,200	85,215
Series 2002-53, Cl. SK, 34.844%, 4/25/32[2]	337,649	84,289
Series 2002-56, Cl. SN, 32.822%, 7/25/32[2]	707,872	156,398
Series 2002-60, Cl. SM, 29.631%, 8/25/32[2]	885,163	184,298
Series 2002-77, Cl. IS, 39.701%, 12/18/32[2]	771,923	174,291
Series 2002-77, Cl. SH, 37.021%, 12/18/32[2]	464,648	118,358
Series 2002-9, Cl. MS, 27.152%, 3/25/32[2]	535,628	125,931
Series 2003-33, Cl. IA, 0.359%, 5/25/33[2]	104,820	19,545
Series 2003-33, Cl. SP, 28.283%, 5/25/33[2]	1,162,701	244,656
Series 2003-38, Cl. SA, 0.00%, 3/25/23[2,3]	819,400	61,618
Series 2003-4, Cl. S, 29.921%, 2/25/33[2]	663,350	154,941
Series 2005-12, Cl. SC, 8.933%, 3/25/35[2]	316,160	51,562
Series 2005-14, Cl. SE, 39.072%, 3/25/35[2]	4,599,502	743,160
Series 2005-40, Cl. SA, 48.516%, 5/25/35[2]	1,923,000	398,689
Series 2005-52, Cl. JH, 3.78%, 5/25/35[2]	883,432	121,065
Series 2005-63, Cl. SA, 48.562%, 10/25/31[2]	1,703,727	373,661
Series 2005-63, Cl. X, 32.096%, 10/25/31[2]	20,168	724
Series 2008-55, Cl. SA, 11.748%, 7/25/38[2]	33,860	5,100
Series 2009-8, Cl. BS, 0.00%, 2/25/24[2,3]	1,237,127	90,000
Series 2009-85, Cl. IO, 0.00%, 10/25/24[2,3]	2,646,116	163,784
Series 2012-40, Cl. PI, 1.051%, 4/25/41[2]	357,094	57,449

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 11.089%, 10/15/29[2]	21,586,933	148,237
Series 2001-3, Cl. IO, 17.079%, 10/15/31[2]	9,907,468	65,488
Series 2002-2, Cl. IO, 15.506%, 1/15/32[2]	26,692,168	128,840
Series 2002-3, Cl. IO, 9.201%, 8/15/32[2]	35,789,228	358,218
Series 2003-1, Cl. IO, 12.671%, 11/15/32[2]	52,803,398	357,199

		626,859,764

16      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

GNMA/Guaranteed—0.8%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	$61,872	$70,185
7.00%, 1/15/28-9/15/29	449,373	507,662
7.50%, 6/15/28-8/15/28	435,663	456,976
8.00%, 9/15/28	19,055	19,428
8.50%, 8/15/17-12/15/17	134,430	143,251
9.50%, 9/15/17	1,152	1,178
10.50%, 12/15/17-1/15/21	21,995	22,189

Government National Mortgage Assn. II Pool:
7.00%, 1/20/30	47,689	55,651
11.00%, 10/20/19	17,525	17,959

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 60.518%, 3/16/28[2]	760,358	169,573
Series 2002-76, Cl. SG, 5.624%, 10/16/29[2]	252,283	60,610
Series 2011-52, Cl. HS, 9.482%, 4/16/41[2]	5,528,051	1,233,391

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	5,296,508	6,235,729
Series 2009-31, Cl. MA, 4.50%, 8/20/33	329,490	335,169
Series 2009-66, Cl. CD, 2.50%, 8/16/39	242,636	247,923
Series 2009-75, Cl. GC, 4.00%, 7/20/30	292,600	295,488
Series 2010-139, Cl. AB, 4.00%, 5/20/36	1,044,647	1,080,013

		10,952,375

Other Agency—0.5%

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.504%, 12/7/20[5]	6,395,491	6,402,654

Non-Agency—7.0%

Commercial—6.5%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.21%, 9/26/35[1,5]	1,850,048	1,895,207
Series 2012-RR2, Cl. 6A3, 2.686%, 9/26/35[1,5]	3,595,441	3,626,172
Series 2012-RR6, 2.404%, 11/26/36[1,5]	4,592,204	4,602,539

CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5.00%, 7/25/18	873,077	892,014

Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 2.664%, 10/25/35[1,5]	6,162,009	6,234,222
Series 2014-8, Cl. 1A1, 0.446%, 7/20/36[1,5]	6,500,000	6,204,852

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[2,3]	14,269,948	1,411,697

Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Cl. AJ, 5.642%, 2/15/39[5]	4,180,000	4,385,687

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[5]	3,621,000	3,757,320

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.618%, 9/26/36[1,5]	647,977	654,234

FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.603%, 11/25/46[1,5]	2,175,000	2,222,774
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,5]	805,000	773,855
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,5]	550,000	527,411
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,5]	850,000	809,692
Series 2013-K502, Cl. C, 3.308%, 3/25/45[1,5]	1,460,000	1,462,377
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,5]	3,500,000	3,445,344
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,5]	4,090,000	3,970,954
Series 2014-K36, Cl. C, 4.502%, 12/25/46[1,5]	3,250,000	3,280,760

17      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2014-K38, Cl. C, 4.79%, 6/25/47[1,5]	$5,250,000	$5,375,378
Series 2014-K714, Cl. C, 3.988%, 1/25/47[1,5]	2,500,000	2,501,576
Series 2014-K715, Cl. C, 4.265%, 2/25/46[1,5]	2,205,000	2,232,190

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.229%, 7/25/35[5]	1,714,847	1,716,671

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.618%, 9/26/36[1,5]	2,465,896	2,472,692

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.643%, 4/21/34[5]	1,151,216	1,179,945

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C11, Cl. D, 4.565%, 8/15/46[1,5]	1,700,000	1,585,810
Series 2013-C13, Cl. D, 5.059%, 11/15/46[1,5]	4,000,000	3,893,430

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.048%, 11/26/36[1,5]	6,067,867	6,046,391

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.375%, 6/26/46[1,5]	2,887,278	2,925,793

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.385%, 8/25/34[5]	1,460,627	1,449,839

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 5.048%, 5/10/63[1,5]	630,000	619,556

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,2,3]	47,970,768	2,793,338

		85,017,314

Residential—0.5%

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.541%, 12/25/34[5]	1,161,087	1,157,657

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.274%, 10/25/365	2,566,511	2,546,780

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	137,752	109,888
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,959,592	1,588,772

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.421%, 10/25/335	1,064,180	1,094,737

		6,497,834

Total Mortgage-Backed Obligations (Cost $719,379,135)		735,662,347

U.S. Government Obligations—49.5%

Federal Farm Credit Bank Bonds:
0.25%, 11/28/14	4,000,000	4,001,424
1.625%, 11/19/14	3,425,000	3,432,295

Federal Home Loan Mortgage Corp. Nts., 0.57%, 8/26/16	18,000,000	17,978,490

Federal National Mortgage Assn. Nts., 1.00%, 9/27/17	13,393,000	13,347,410

United States Treasury Nts.:
0.75%, 1/15/17-6/30/17	375,000,000	373,635,750
1.00%, 9/15/17	57,780,000	57,696,508
1.375%, 9/30/18	134,939,000	134,143,130
2.00%, 9/30/20[7]	42,215,000	42,106,170
2.50%, 8/15/23	5,746,000	5,782,809

Total U.S. Government Obligations (Cost $653,263,909)		652,123,986

18      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
Short-Term Notes—3.9%
Federal Home Loan Bank Discount Nts.:
0.006%, 10/17/14[8]	$2,250,000	$2,249,994
0.01%, 10/24/14[8]	1,770,000	1,769,989
0.02%, 11/5/14[8]	2,700,000	2,699,948
0.03%, 10/15/14[8]	2,600,000	2,599,970
0.04%, 10/31/14[8]	700,000	699,977
0.045%, 10/1/14[8]	1,800,000	1,800,000
0.045%, 10/22/14[8]	4,000,000	3,999,895
0.054%, 10/10/14[8]	10,400,000	10,399,862
0.056%, 10/8/14[8]	1,700,000	1,699,982
0.056%, 10/3/14[8]	5,100,000	5,099,984

Federal Home Loan Mortgage Corp. Discount Nts., 0.05%, 10/6/14[8]	1,900,000	1,899,987

Federal National Mortgage Assn. Discount Nts.:
0.005%, 10/7/14[8]	5,800,000	5,799,995
0.025%, 10/14/14[8]	2,745,000	2,744,975
0.057%, 10/1/14[8]	8,342,000	8,342,000

Total Short-Term Notes (Cost $51,806,558)		51,806,558
Total Investments, at Value (Cost $1,470,552,762)	112.8%	1,486,048,581

Net Other Assets (Liabilities)	(12.8)	(168,773,494)

Net Assets	100.0%	$1,317,275,087

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $107,233,890 or 8.14% of the Fund’s net assets as of September 30, 2014.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $19,219,187 or 1.46% of the Fund’s net assets as of September 30, 2014.

3. Interest rate is less than 0.0005%.

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,401,730 or 0.11% of the Fund’s net assets as of September 30, 2014.

5. Represents the current interest rate for a variable or increasing rate security.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,443,684. See Note 6 of the accompanying Notes.

8. Zero coupon bond reflects effective yield on the date of purchase.

19      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATMENT OF INVESTMENTS Continued

Futures Contracts as of September 30, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	12/19/14	53	$7,309,031	$109,943
United States Treasury Nts., 2 yr.	CBT	Sell	12/31/14	645	141,154,225	88,164
United States Treasury Nts., 10 yr.	CBT	Sell	12/19/14	1,135	141,467,115	977,926
United States Treasury Ultra Bonds	CBT	Buy	12/19/14	4	610,000	(538)

						$1,175,495

Glossary:
Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

20      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value (cost $1,470,552,762)—see accompanying statement of investments	$1,486,048,581

Cash	362,826

Receivables and other assets:
Investments sold (including $85,654,221 sold on a when-issued or delayed delivery basis)	96,667,712
Shares of beneficial interest sold	3,637,759
Interest and principal paydowns	2,743,740
Variation margin receivable	162,031
Other	109,312

Total assets	1,589,731,961

Liabilities
Payables and other liabilities:
Investments purchased (including $259,081,167 purchased on a when-issued or delayed
delivery basis)	270,186,894
Shares of beneficial interest redeemed	1,883,390
Distribution and service plan fees	172,746
Trustees’ compensation	103,554
Dividends	55,669
Variation margin payable	24,656
Shareholder communications	11,789
Other	18,176

Total liabilities	272,456,874

Net Assets	$1,317,275,087

Composition of Net Assets
Par value of shares of beneficial interest	$144,883

Additional paid-in capital	1,445,721,821

Accumulated net investment income	10,739,777

Accumulated net realized loss on investments	(156,002,708)

Net unrealized appreciation on investments	16,671,314

Net Assets	$1,317,275,087

21      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $596,273,682 and 65,554,097 shares of beneficial interest outstanding)	$9.10
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.31

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,384,539 and 1,802,022 shares of beneficial interest outstanding)	$9.09

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $190,398,240 and 20,974,238 shares of beneficial interest outstanding)	$9.08

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $445,363,479 and 48,987,896 shares of beneficial interest outstanding)	$9.09

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $33,412,772 and 3,676,872 shares of beneficial interest outstanding)	$9.09

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $35,442,375 and 3,887,771 shares of beneficial interest outstanding)	$9.12

See accompanying Notes to Financial Statements.

22      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Investment Income
Interest	$25,141,462

Fee income on when-issued securities	5,069,501

Total investment income	30,210,963

Expenses
Management fees	5,701,222

Distribution and service plan fees:
Class A	1,560,935
Class B	217,909
Class C	2,079,655
Class R1	178,420
Transfer and shareholder servicing agent fees:
Class A	1,420,241
Class B	47,719
Class C	457,839
Class I	117,325
Class R1	78,815
Class Y	134,043

Shareholder communications:
Class A	40,482
Class B	3,794
Class C	10,853
Class I	20
Class R1	1,698
Class Y	472

Trustees’ compensation	82,724

Custodian fees and expenses	22,448
Other	212,253

Total expenses	12,368,867
Less waivers and reimbursements of expenses	(958,644)

Net expenses	11,410,223

Net Investment Income	18,800,740

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(1,618,347)
Closing and expiration of futures contracts	(8,270,939)

Net realized loss	(9,889,286)

Net change in unrealized appreciation/depreciation on:
Investments	(119,970)
Futures contracts	4,827,777

Net change in unrealized appreciation/depreciation	4,707,807

Net Increase in Net Assets Resulting from Operations	$13,619,261

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

23      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
Operations
Net investment income	$18,800,740	$21,287,574

Net realized gain (loss)	(9,889,286)	1,923,419

Net change in unrealized appreciation/depreciation	4,707,807	(33,750,187)

Net increase (decrease) in net assets resulting from operations	13,619,261	(10,539,194)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,491,715)	(15,340,957)
Class B	(261,718)	(442,043)
Class C	(2,383,025)	(3,182,919)
Class I	(8,816,204)	(946,481)
Class R1	(593,546)	(703,671)
Class Y	(1,179,552)	(9,759,082)

	(25,725,760)	(30,375,153)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(101,689,546)	(111,601,773)
Class B	(11,312,444)	(15,036,624)
Class C	(41,508,151)	(49,428,876)
Class I	219,583,950	229,221,607
Class R1	(5,860,264)	(3,271,232)
Class Y	(157,108,050)	(327,619,109)
	(97,894,505)	(277,736,007)
Net Assets
Total decrease	(110,001,004)	(318,650,354)

Beginning of period	1,427,276,091	1,745,926,445

End of period (including accumulated net investment income of $10,739,777 and $15,656,344, respectively)	$1,317,275,087	$1,427,276,091

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

24      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011		Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.18	$9.42	$9.33	$9.45		$9.17

Income (loss) from investment operations:
Net investment income[2]	0.13	0.13	0.19	0.25		0.33
Net realized and unrealized gain (loss)	(0.04)	(0.19)	0.09	(0.12)		0.28

Total from investment operations	0.09	(0.06)	0.28	0.13		0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.18)	(0.19)	(0.25)		(0.33)

Net asset value, end of period	$9.10	$9.18	$9.42	$9.33		$9.45

Total Return, at Net Asset Value[3]	1.04%	(0.63)%	3.00%	1.38%		6.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$596,274	$703,706	$835,353	$901,117		$1,054,547

Average net assets (in thousands)	$646,216	$771,385	$856,033	$947,592		$1,011,189

Ratios to average net assets:[4]
Net investment income	1.41%	1.43%	2.01%	2.63%		3.49%
Total expenses	0.91%	0.87%	0.86%	0.85%	[5]	0.85%	[5]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses	0.80%	0.80%	0.80%	0.77%		0.70%

Portfolio turnover rate[6]	229%	154%	152%	87%		61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.85%
Year Ended September 30, 2010	0.86%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

25      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011		Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.41	$9.32	$9.44		$9.17

Income (loss) from investment operations:
Net investment income[2]	0.06	0.06	0.11	0.17		0.26
Net realized and unrealized gain (loss)	(0.04)	(0.19)	0.09	(0.12)		0.27

Total from investment operations	0.02	(0.13)	0.20	0.05		0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.11)	(0.11)	(0.17)		(0.26)

Net asset value, end of period	$9.09	$9.17	$9.41	$9.32		$9.44

Total Return, at Net Asset Value[3]	0.24%	(1.41)%	2.18%	0.58%		5.83%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,385	$27,893	$43,860	$54,978		$75,966

Average net assets (in thousands)	$21,830	$35,494	$49,094	$63,116		$77,379

Ratios to average net assets:[4]
Net investment income	0.62%	0.65%	1.22%	1.85%		2.78%
Total expenses	1.67%	1.81%	1.83%	1.84%	[5]	1.85%	[5]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses	1.60%	1.60%	1.60%	1.55%		1.45%

Portfolio turnover rate[6]	229%	154%	152%	87%		61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.86%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

26      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011		Year Ended September 30, 2010

\Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.40	$9.31	$9.43		$9.15

Income (loss) from investment operations:
Net investment income[2]	0.06	0.06	0.11	0.17		0.25
Net realized and unrealized gain (loss)	(0.04)	(0.19)	0.09	(0.11)		0.29

Total from investment operations	0.02	(0.13)	0.20	0.06		0.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.11)	(0.11)	(0.18)		(0.26)

Net asset value, end of period	$9.08	$9.16	$9.40	$9.31		$9.43

Total Return, at Net Asset Value[3]	0.24%	(1.42)%	2.19%	0.59%		5.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,398	$233,776	$290,157	$333,542		$370,504

Average net assets (in thousands)	$208,333	$265,441	$306,251	$343,597		$337,253

Ratios to average net assets:[4]
Net investment income	0.61%	0.64%	1.22%	1.86%		2.72%
Total expenses	1.66%	1.61%	1.59%	1.58%	5	1.59%	5
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses	1.60%	1.60%	1.59%	1.54%		1.45%

Portfolio turnover rate[6]	229%	154%	152%	87%		61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.58%
Year Ended September 30, 2010	1.60%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

27      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

	Year Ended	Period Ended
Class I	September 30, 2014	September 30, 20131

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.32

Income (loss) from investment operations:
Net investment income[2]	0.16	0.10
Net realized and unrealized loss	(0.04)	(0.13)

Total from investment operations	0.12	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.12)

Net asset value, end of period	$9.09	$9.17

Total Return, at Net Asset Value[3]	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$445,363	$229,314

Average net assets (in thousands)	$391,818	$78,761

Ratios to average net assets:[4]
Net investment income	1.73%	1.48%
Total expenses	0.47%	0.46%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses	0.47%	0.46%

Portfolio turnover rate[5]	229%	154%

1. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

28      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.17	$9.41	$9.32	$9.44	$9.16

Income (loss) from investment operations:
Net investment income[2]	0.10	0.10	0.16	0.22	0.30
Net realized and unrealized gain (loss)	(0.03)	(0.19)	0.09	(0.12)	0.28

Total from investment operations	0.07	(0.09)	0.25	0.10	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.15)	(0.16)	(0.22)	(0.30)

Net asset value, end of period	$9.09	$9.17	$9.41	$9.32	$9.44

Total Return, at Net Asset Value3	0.74%	(0.92)%	2.69%	1.09%	6.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,413	$39,598	$43,962	$44,133	$48,021

Average net assets (in thousands)	$36,387	$42,032	$44,441	$46,042	$42,208

Ratios to average net assets:4
Net investment income	1.11%	1.13%	1.71%	2.35%	3.23%
Total expenses	1.15%	1.17%	1.17%	1.17% [5]	1.20% [5]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses	1.10%	1.10%	1.10%	1.05%	0.95%

Portfolio turnover rate[6]	229%	154%	152%	87%	61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	1.17%
Year Ended September 30, 2010	1.21%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

29      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011		Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$9.16	$9.41	$9.32	$9.44		$9.16

Income (loss) from investment operations:
Net investment income[2]	0.16	0.16	0.21	0.27		0.34
Net realized and unrealized gain (loss)	0.00	(0.20)	0.09	(0.11)		0.29

Total from investment operations	0.16	(0.04)	0.30	0.16		0.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.21)	(0.21)	(0.28)		(0.35)

	$9.12	$9.16	$9.41	$9.32		$9.44

Total Return, at Net Asset Value[3]	1.78%	(0.44)%	3.30%	1.66%		7.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,442	$192,989	$532,594	$508,871		$439,029

Average net assets (in thousands)	$60,953	$393,408	$512,755	$483,961		$353,879

Ratios to average net assets:[4]
Net investment income	1.77%	1.76%	2.30%	2.92%		3.66%
Total expenses	0.66%	0.54%	0.51%	0.50%	[5]	0.51%	[5]
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses	0.50%	0.50%	0.50%	0.49%		0.45%

Portfolio turnover rate[6]	229%	154%	152%	87%		61%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2011	0.50%
Year Ended September 30, 2010	0.52%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
Year Ended September 30, 2011	$5,748,952,116	$5,463,391,268
Year Ended September 30, 2010	$1,512,202,423	$1,571,079,686

See accompanying Notes to Financial Statements.

30      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of September 30, 2014, approximately 34% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The

31      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued

1. Significant Accounting Policies (Continued)

purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$259,081,167
Sold securities	85,654,221

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

32      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. Significant Accounting Policies (Continued)

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$11,011,183	$—	$154,994,030	$15,494,790

1. As of September 30, 2014, the Fund had $154,994,030 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2015	$26,097,191
2016	12,640,219
2017	21,325,466
2018	73,585,342
No expiration	21,345,812

Total	$154,994,030

2. During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended September 30, 2014, $18,093,354 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

33      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued

1. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$18,093,354	$2,008,453	$16,084,901

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013
Distributions paid from:
Ordinary income	$25,725,760	$30,375,153

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,470,553,793
Federal tax cost of other investments	1,175,493

Total federal tax cost	$1,471,729,286

Gross unrealized appreciation	$20,783,550
Gross unrealized depreciation	(5,288,760)

Net unrealized appreciation	$15,494,790

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

34      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

35      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued

2. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

36      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

37      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued

2. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$46,455,690	$—	$46,455,690
Mortgage-Backed Obligations	—	735,662,347	—	735,662,347
U.S. Government Obligations	—	652,123,986	—	652,123,986
Short-Term Notes	—	51,806,558	—	51,806,558
Total Investments, at Value	—	1,486,048,581	—	1,486,048,581
Other Financial Instruments:
Futures contracts	1,176,033	—	—	1,176,033
Total Assets	$1,176,033	$1,486,048,581	$—	$1,487,224,614
Liabilities Table
Other Financial Instruments:
Futures contracts	$(538)	$—	$—	$(538)
Total Liabilities	$(538)	$—	$—	$(538)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	9,905,785	$90,502,690	18,074,608	$167,840,853
Dividends and/or distributions reinvested	1,277,562	11,667,763	1,521,178	14,141,197
Redeemed	(22,313,585)	(203,859,999)	(31,626,848)	(293,583,823)

Net decrease	(11,130,238)	$(101,689,546)	(12,031,062)	$(111,601,773)

38      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013[1]
	Shares	Amount	Shares	Amount
Class B
Sold	99,417	$908,216	477,383	$4,429,312
Dividends and/or distributions reinvested	27,733	253,377	45,916	427,572
Redeemed	(1,365,580)	(12,474,037)	(2,142,116)	(19,893,508)

Net decrease	(1,238,430)	$(11,312,444)	(1,618,817)	$(15,036,624)

Class C
Sold	2,498,789	$22,779,921	5,098,530	$47,316,113
Dividends and/or distributions reinvested	241,388	2,200,050	308,547	2,866,736
Redeemed	(7,291,486)	(66,488,122)	(10,757,192)	(99,611,725)

Net decrease	(4,551,309)	$(41,508,151)	(5,350,115)	$(49,428,876)

Class I
Sold	27,768,768	$254,041,325	25,784,725	$236,449,817
Dividends and/or distributions reinvested	967,546	8,815,982	103,238	946,348
Redeemed	(4,744,531)	(43,273,357)	(891,850)	(8,174,558)

Net increase	23,991,783	$219,583,950	24,996,113	$229,221,607

Class R2
Sold	748,021	$6,826,283	1,181,942	$10,977,485
Dividends and/or distributions reinvested	60,788	554,849	68,907	640,071
Redeemed	(1,451,158)	(13,241,396)	(1,604,872)	(14,888,788)

Net decrease	(642,349)	$(5,860,264)	(354,023)	$(3,271,232)

Class Y
Sold	3,654,569	$33,440,783	10,159,046	$94,690,983
Dividends and/or distributions reinvested	108,143	990,358	1,011,586	9,409,791
Redeemed	(20,933,043)	(191,539,191)	(46,720,869)	(431,719,883)

Net decrease	(17,170,331)	$(157,108,050)	(35,550,237)	$(327,619,109)

1. For the year ended September 30, 2013, for Class A, Class B, Class C, Class R and Class Y shares, and for the period from December 28, 2012 (inception of offering) to September 30, 2013, for Class I shares.

2. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2014 were as follows:

39      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS  Continued

4. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$727,700,995	$553,674,129
U.S. government and government agency obligations	2,122,300,699	2,145,812,070
To Be Announced (TBA) mortgage-related securities	3,062,315,364	3,194,025,891

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule through October 31, 2013		Fee Schedule Effective November 1, 2013
Up to $100 million	0.500%	Up to $100 million	0.500%
Next $150 million	0.450	Next $150 million	0.450
Next $250 million	0.425	Next $250 million	0.425
Over $500 million	0.400	Next $4.5 billion	0.400
		Over $5 billion	0.380

The Fund’s management fee for the fiscal year ended September 30, 2014 was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred

40      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

5. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

41      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2014	$53,175	$36,273	$27,482	$9,533	$2,145

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” will not exceed the following rates: 0.80% for the Class A shares; 1.60% for the Class B and Class C shares, respectively; 1.10% for the Class R shares and 0.50% for the Class Y shares. During the year ended September 30, 2014, the Manager reimbursed the Fund $697,214, $15,750, $130,879, $18,778 and $96,023 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

    These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

42      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

43      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended September 30, 2014, the Fund had an ending monthly average market value of $139,641,686 and $284,915,747 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

44      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of September 30, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$162,031	*	Variation margin payable	$24,656	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

45       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$(8,270,939)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$4,827,777

7. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

46       OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 19, 2014

47      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

    None of the dividends paid by the Fund during the fiscal year ended September 30, 2014 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2014 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended September 30, 2014, the maximum amount allowable but not less than $21,752,099 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

48      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

49      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited/Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Peter Strzalkowski, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Throughout the year, the Manager and the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail short government funds. The Board considered that the Fund outperformed its category median for the one-, three- and five-year periods, but underperformed for the ten-year period. The Board considered that the Fund’s recent performance remained strong as the Fund ranked in the third quintile for the one-year period, in the second quintile for the three-year period and in the first quintile for the five-year period. The Board noted that the appointment of a new portfolio manager on April 1, 2009 has improved the Fund’s one-, three-and five-year performance.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load short government funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fees and total expenses were lower than their respective peer group medians and category medians. Within the total asset range of $1 billion to $2 billion, the Fund’s effective management fee rate was lower than its peer group median and category median. The Board considered that the Fund’s contractual management fees and total expenses are ranked in the first and second quintiles of the expense group, respectively. The Board also considered that the Manager has voluntarily agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares; 1.60% for Class B shares and Class C shares; 1.10% for Class R shares; 0.50% for Class Y shares; and 0.48% for Class I Shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and

50      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

51      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual

53      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Beverly L. Hamilton, Continued	fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during

54      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Robert J. Malone, Continued	which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

55      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Strzalkowski, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and a member of the Sub-Adviser’s Investment Grade Fixed Income Team (since April 2009). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General

57      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Continued	Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

60      OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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**A Better Website for Investors.** We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

**RA0855.001.0914 November 24, 2014**

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $41,300 in fiscal 2014 and $40,500 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,510,421 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/10/2014